united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-24047

iDirect Multi-Strategy Fund LLC

(Exact name of registrant as specified in charter)

60 East 42nd Street, 26th Floor, New York, NY 10165

(Address of principal executive offices) (Zip code)

Indira Mahadeo, iCapital Registered Fund Adviser LLC

60 East 42nd Street, 26th Floor, New York, NY 10165

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 994-7400

Date of fiscal year end:3/31

Date of reporting period:3/31/25

Item 1. Reports to Stockholders.

(a)       Not Applicable

(b)       See Attached

iDirect
MULTI-STRATEGY FUND

iDirect Multi-Strategy Fund, LLC

March 2025

iDirect Multi-Strategy Fund, LLC
March 31, 2025

Table of Contents

Letter to Shareholders (Unaudited)	1
Report of Independent Registered Public Accounting Firm	5
Portfolio Review	6
Portfolio of Investments	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statement of Changes in Net Assets	10
Statement of Cash Flows	11
Statement of Financial Highlights	12
Notes to Financial Statements	13
Approval of Investment Advisory Agreement (Unaudited)	20
Supplemental Information	22
Privacy Notice	25

INVESTMENT APPROACH:

The iDirect Multi-Strategy Fund (“iDHF” or the “Fund”) seeks to deliver long-term capital appreciation while limiting volatility and correlation to traditional assets by investing in a portfolio of investment vehicles commonly referred to as “hedge funds” (the “Portfolio Funds”). The Adviser believes these Portfolio Funds will generate attractive risk-adjusted performance that is largely uncorrelated to traditional assets. The Adviser seeks hedge funds which are managed by established fund managers that have sound business models, experienced investment personnel, management teams, the ability to scale and whose interests are aligned with their investors. The Fund currently invests in Portfolio Funds whose strategies are categorized as Multi-Strategy, Global Macro or Quantitative Strategies.

PERFORMANCE OVERVIEW:

The Fund returned +8.39% (Class I) for its shareholders in its first fiscal year1, which ended March 31, 2025. The Fund’s gains exceeded the returns of traditional equity markets (MSCI World Index +4.3%, “MSCI”), traditional fixed income markets (Bloomberg Global Aggregate Index +4.2%, “Global Agg”) and other hedge funds, as measured by the HFRI Fund Weighted Composite Index (“HFRI”, +3.9%).

Class A of the Fund was launched on December 1, 2024. From December 1, 2024 – March 31, 2025, Class A returned +2.31%. Over this period, Class A’s gains exceeded the returns of the MSCI World Index (-4.4%), Bloomberg Global Aggregate Index (+0.4%) and the HFRI Fund Weighted Composite Index (-0.9%).

PERFORMANCE AND PORTFOLIO DISCUSSION:

iDHF produced consistent positive returns as it recorded positive net performance in seven of the nine months since inception. This included months such as October and December 2024, where stocks (MSCI World Index), bonds (Bloomberg Global Aggregate Index) and hedge funds (HFRI) fell in value.

We believe the diversified and uncorrelated nature of iDHF and its underlying Portfolio Funds contributed to its outperformance through its first nine months of live investing. Each of iDHF’s eight underlying Portfolio Funds generated positive returns in aggregate over this period which ranged from +5.0% to +12.9%. Therefore, the Fund made positive contributions from each of its three strategy allocations. The average strategy allocations during the fiscal year

[1]	The Fund launched on July 1, 2024. Performance for the full fiscal year covers the period July 1, 2024 to March 31, 2025. Past performance is not indicative of future results.

were 71% Multi-Strategy, 15% Global Macro and 13% Quantitative Strategies; the Fund’s cash allocation was 1%.

There were no changes to the composition of Portfolio Funds, in terms of new additions or terminations during the fiscal year.

MARKET OVERVIEW:

We believe economic uncertainty is likely to remain high as markets digest an ever-changing landscape. The “Liberation Day” tariffs led to a significant spike in market volatility, spread widening and, in some cases, indiscriminate selling across global risk assets.2 While markets have recovered from this initial shock, there are likely to be additional bouts of instability as investors react to ongoing trade negotiations and changing fiscal policies in the U.S. We expect this heightened volatility and increased dispersion across asset classes to provide a robust opportunity set for hedge funds over the coming period.

Definitions:

MSCI World Index captures large and mid-cap representation across 23 Developed Markets (DM) countries. With 1,517 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Bloomberg Global Aggregate Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

HFRI Fund Weighted Composite Index is a global, equal-weighted index of single-manager funds that report to HFR Database. Constituent funds report monthly net of fee returns in US Dollar and have a minimum of $50 Million under management or $ 10 Million under management and a twelve (12) month track record of active performance. The HFRI Fund Weighted Composite Index does not include Funds of Hedge Funds.

RISKS AND IMPORTANT CONSIDERATIONS:

INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUND BE FORE INVESTING. THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND IS CONTAINED IN THE FUND’S CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM, WHICH CAN BE OBTAINED BY

[2]	Source: Bloomberg and St. Louis Fed FRED sourced May 29, 2025

CALLING ICAPITAL AT 877.562.1686. THE CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM SHOULD BE READ CAREFULLY BEFORE INVESTING.

The discussion of the various risks is not intended to be a complete enumeration or explanation of the risks involved in an investment in the Fund. The Fund should be considered a speculative investment and involves a high degree of risk and may involve loss of capital, up to the entire amount of a shareholder’s investment.

An investment in the iDirect Fund involves a high degree of risk, including the risk that the investor’s entire investment may be lost. The Fund’s performance depends upon the Investment Advisor’s selection of Portfolio Funds, the allocation of offering proceeds thereto and the performance of the Portfolio Funds. The Portfolio Funds’ investment activities involve the risks associated with hedge fund investments generally. Risks include adverse changes in national or international economic conditions, adverse local market conditions, the financial conditions of Portfolio Funds, changes in the availability or terms of financing, changes in interest rates, exchange rates, corporate tax rates and other operating expenses, environmental laws and regulations, and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of certain industries or the availability of purchasers to acquire companies, and dependence on cash flow, as well as acts of God, uninsurable losses, war, terrorism, earthquakes, hurricanes or floods and other factors including environmental negligence which are beyond the control of the Fund or the Portfolio Funds.

Other risks include, but are not limited to concentration risk among Portfolio Funds, availability and liquidity of Portfolio Funds, general economic and market conditions, unexpected volatility or lack of liquidity and, limited diligence and transparency of Portfolio Funds. The Fund is also subject to the risks of leverage, higher fees and additional layers of expenses, as well as the potential for greater volatility due to Fund assets invested in a limited number of Portfolio Funds.

Investors should be aware that iCapital Markets’ purpose is to provide distribution services to the Fund and that iCapital Markets does not provide services to any investor, including any determination regarding whether an investment in the Fund is in the best interests of, or is suitable for, any investor. Investors should exercise their own judgment and/or consult with a professional adviser to determine whether an investment in the Fund is advisable.

This material is provided for informational purposes only and is not intended as, and may not be relied on in any manner as legal, tax or investment advice, a recommendation, or as an offer to sell, a solicitation of an offer to purchase or a recommendation of any interest in any fund or security offered by Institutional Capital

Network, Inc. or its affiliates (together “iCapital”). Past performance is not indicative of future results. Alternative investments are complex, speculative investment vehicles and are not suitable for all investors. An investment in an alternative investment entails a high degree of risk and no assurance can be given that any alternative investment fund’s investment objectives will be achieved or that investors will receive a return of their capital. The information contained herein is subject to change and is also incomplete. This industry information and its importance is an opinion only and should not be relied upon as the only important information available. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed, and iCapital assumes no liability for the information provided.

The Fund is distributed by iCapital Markets, LLC, an SEC-registered broker-dealer and member of FINRA and SIPC and subsidiary of Institutional Capital Network, Inc. (d/b/a iCapital). iCapital Fund Advisors, LLC (the “Adviser”), an affiliate of iCapital Markets, serves as the investment adviser to the Fund. The Adviser is registered as an investment adviser with the Securities and Exchange Commission; these registrations and memberships in no way imply that the SEC, FINRA or SIPC have endorsed the entities, products or services discussed herein. The Adviser is exempt from registration with the Commodity Futures Trading Commission as a commodity pool operator. For detailed information about the Adviser’s services and fees, please read the Prospectus of the Fund, which can be found at https://www.sec.gov/edgar/searchedgar/companysearch.html or call 855.891.0092 to request a copy. iCapital is a registered trademark of Institutional Capital Network, Inc. Additional information is available upon request.

© 2025 Institutional Capital Network, Inc. All Rights Reserved.

Deloitte & Touche LLP 30 Rockefeller Plaza, 41st Floor New York, NY 10112-0015 USA Tel: +1 (212) 492 4000 Fax: +1 (212) 489 1687 www.deloitte.com

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of iDirect Multi-Strategy Fund, LLC:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of iDirect Multi-Strategy Fund, LLC (the “Fund”), including the portfolio of investments, as of March 31, 2025, the related statements of operations, changes in net assets, cash flows, and financial highlights for the period from July 1, 2024 (commencement of operations) to March 31, 2025, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, and the results of its operations, changes in its net assets, its cash flows, and the financial highlights for the period from July 1, 2024 (commencement of operations) to March 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the custodian and underlying fund managers and advisers; when replies were not received from underlying fund managers and advisers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

May 30, 2025

We have served as the auditor of one or more iDirect investment companies since 2014.

iDirect Multi-Strategy Fund, LLC
PORTFOLIO REVIEW (Unaudited)
March 31, 2025

The table below shows the total returns for iDirect Multi-Strategy Fund, LLC and HFRI Fund Weighted Composite Index for the same time periods ended March 31, 2025 (1)

	Since Inception	Since Inception
	July 1, 2024	December 1, 2024
iDirect Multi-Strategy Fund Class I	8.39%	N/A
iDirect Multi-Strategy Fund Class A	N/A	2.31%
HFRI Fund Weighted Composite Index [2]	3.94%	(0.85)%

[1]	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when repurchased, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the repurchases of Fund shares. For performance information current to the most recent month-end, please call 1-212-994-7333.

[2]	HFRI Fund Weighted Composite Index is a global, equal-weighted index of single-manager funds that report to HFR Database. Constituent funds report monthly net of fee returns in US Dollar and have a minimum of $50 Million under management or $10 Million under management and a twelve (12) month track record of active performance. The HFRI Fund Weighted Composite Index does not include Funds of Hedge Funds. Returns are net of fees and are denominated in USD. SOURCE: HFR, Inc.

Comparison of the Change in Value of a $100,000 Investment | July 1, 2024–March 31, 2025
Past performance is not necessarily indicative of future results.

Holdings by Asset Type	% of Net Assets
Investment Funds
Multi-Strategy	101.62%
Short-Term Investments	4.74%
Liabilities in Excess of other Assets	(6.36)%
Total	100.0%

iDirect Multi-Strategy Fund, LLC
(A Delaware Limited Liability Company)
PORTFOLIO OF INVESTMENTS
March 31, 2025

				Initial
				Acquistion
	Cost	Fair Value	% of Net Assets	Date	Liquidity (a)
INVESTMENT FUNDS - 101.62%
MULTI-STRATEGY - 72.48%
Atlas Enhanced Fund, L.P.	$11,980,000	$12,617,393	11.71%	7/1/2024	Quarterly
Millennium USA HedgeFocus Fund LP	24,580,000	24,757,856	22.97%	7/1/2024	Quarterly
Point72 Capital, L.P.	23,380,000	24,338,788	22.58%	7/1/2024	Quarterly
Verition Multi-Strategy Fund, LLC	15,865,000	16,409,383	15.22%	7/1/2024	Quarterly
TOTAL MULTI-STRATEGY	75,805,000	78,123,420	72.48%

EQUITY HEDGE - 11.61%
WMA Systematic Equity Alpha Long/Short Onshore Fund LP	10,505,000	10,947,887	10.16%	7/1/2024	Monthly
WMQS Global Equity Active Extension Onshore Fund LP	1,505,000	1,565,088	1.45%	7/1/2024	Monthly
TOTAL HEDGE EQUITY	12,010,000	12,512,975	11.61%

MACRO - 17.53%
Brevan Howard Alpha Strategies Fund (Delaware No. 2), L.P.	7,855,000	7,983,557	7.40%	7/1/2024	Monthly
The Campbell Absolute Return Onshore Fund LLC	10,255,000	10,918,391	10.13%	7/1/2024	Monthly
	18,110,000	18,901,948	17.53%

TOTAL INVESTMENT FUNDS	$105,925,000	$109,538,343	101.62%

SHORT TERM INVESTMENTS - 4.74%
Fidelity Government Portfolio Institutional Class, 4.27% (b)	5,078,650	5,078,650	4.71%
Fidelity Treasury Portfolio Class I, 4.20% (b)	30,480	30,480	0.03%
TOTAL SHORT TERM INVESTMENTS	$5,109,130	$5,109,130	4.74%

TOTAL INVESTMENTS - 106.36% (Cost - $111,034,130)		$114,647,473
LIABILITIES IN EXCESS OF OTHER ASSETS - (6.36%)		(6,858,162)
NET ASSETS - 100.0%		$107,789,311

(a)	Available frequency of redemptions after the initial lock up period, if any. Different tranches may have varying liquidity terms.

(b)	Money market fund; interest rate relects seven-day effective yield on March 31, 2025.

See accompanying notes to financial stataments.

iDirect Multi-Strategy Fund, LLC
(A Delaware Limited Liability Company)
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2025

ASSETS
Investments:
Investments at fair value (cost $111,034,130)	$114,647,473
Cash	250,000
Prepaid Investment	26,600,000
Deferred Offering Cost	322,891
Interest Income receivable	28,640
Receivable due from Adviser	510,241
TOTAL ASSETS	$142,359,245

LIABILITIES
Contributions received in advance	34,190,000
Accrued offering costs	161,293
Directors fees	25,500
Investor service fee payable	12,046
Accrued expenses and other liabilities	181,095
TOTAL LIABILITIES	34,569,934

NET ASSETS	$107,789,311

Composition of Net Assets:
Paid-in capital	$104,595,000
Accumulated earnings	3,194,311
NET ASSETS	$107,789,311

Class I:
Net Assets	$32,587,937
Class A:
Net Assets	$75,201,374

See accompanying notes to financial statements.

iDirect Multi-Strategy Fund, LLC
(A Delaware Limited Liability Company)
STATEMENT OF OPERATIONS
For the Period Ended March 31, 2025 (a)

INVESTMENT INCOME
Interest income	$65,203
TOTAL INVESTMENT INCOME	65,203

EXPENSES
Management fees	328,102
Organizational costs	63,445
Offering costs	388,741
Investor servcing fees	188,573
Legal fees	37,500
Audit and tax fees	128,588
Directors fees and expenses	25,500
Printing and postage expenses	5,000
Custodian fees	28,132
Insurance expense	888
TOTAL EXPENSES	1,194,469

Expense offset	(546,183)
Management fee waiver	(164,051)
NET EXPENSES	484,235

NET INVESTMENT LOSS	(419,032)

NET UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS
Net unrealized appreciation/(depreciation) on investments	3,613,343
NET UNREALIZED GAIN ON INVESTMENTS	3,613,343

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,194,311

(a)	Commencement of operations was July 1, 2024

See accompanying notes to financial statements.

iDirect Multi-Strategy Fund, LLC
(A Delaware Limited Liability Company)
STATEMENT OF CHANGES IN NET ASSETS

For the
Period Ended
3/31/2025 (a)
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment loss	$(419,032)
Net change in unrealized appreciation/(depreciation) on investments	3,613,343
Net increase in net assets resulting from operations	3,194,311

BENEFICIAL INTEREST TRANSACTIONS
Proceeds from capital contributions
Class I	31,095,000
Class A	73,500,000
Total Increase in net assets from Shares of Beneficial Interest	104,595,000

NET INCREASE IN NET ASSETS FROM OPERATIONS AND BENEFICIAL INTEREST TRANSACTIONS	107,789,311

NET ASSETS
Beginning of Period	—
End of Period	$107,789,311

(a)	Commencement of operations was July 1, 2024

See accompanying notes to financial statements.

iDirect Multi-Strategy Fund, LLC
(A Delaware Limited Liability Company)
STATEMENT OF CASH FLOWS
For the Period Ended March 31, 2025 (a)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$3,194,311
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	$(105,925,000)
Net purchases of short-term investments	(5,109,130)
Net change in unrealized appreciation/depreciation on investments	(3,613,343)
Increase in prepaid investment	(26,600,000)
Increase in deferred offering cost	(322,891)
Increase in interest receivables	(28,640)
Increase in Receivable due from Adviser	(510,241)
Increase in organizational costs	161,293
Increase in directors fees	25,500
Increase investor service fees	12,046
Increase in accrued expenses and other liabilities	181,095
Net cash used in operating activities	(138,535,000)

CASH FLOWS FROM FINANCING ACTIVITIES
Capital contributions, including capital contributions received in advance	138,785,000
Net cash provided by financing activities	138,785,000

NET INCREASE IN CASH	250,000
CASH - BEGINNING OF PERIOD	—
CASH - END OF PERIOD	$250,000

(a)	Commencement of operations was July 1, 2024

See accompanying notes to financial statements.

iDirect Multi Strategy Fund, LLC
(A Delaware Limited Liability Company)
STATEMENT OF FINANCIAL HIGHLIGHTS

	Class A (1)	Class I (2)

	Period Ended	Period Ended
	March 31, 2025	March 31, 2025

Total Return (3)	2.31%	8.39%

Net assets, end of period	$75,201,374	$32,587,937

Supplemental Data (4)
Ratio of gross expenses to average net assets	2.87%	2.34
Ratio of net expenses to average net assets	1.62%	1.12%
Ratio of net investment income/(loss) to average net assets	-1.52%	-0.87%

Portfolio Turnover Rate (3)	0%	0%

(1)	Class commenced operations on December 1, 2024

(2)	Class commenced operations on July 1, 2024

(3)	Not annualized

(4)	The net investment income/(loss) and expenses ratios, excluding nonrecurring expenses, have been annualized for period less than twelve months

See accompanying notes to financial statements.

iDirect Multi-Strategy Fund, LLC

NOTES TO FINANCIAL STATEMENTS

March 31, 2025

(1)	Organization

iDirect Multi -Strategy Fund, LLC. (the “Fund”) is organized as a Delaware limited liability company on March 28, 2024 and commenced operations on July 1, 2024 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified investment management company. iCapital Fund Advisors, LLC is the investment adviser of the Fund (the “Adviser”). iCapital HF GP, LLC (the “Managing Member”) holds the managing member interest and serves as the managing member of the Fund. iCapital Markets LLC (“iCapital Markets”) serves as the placement agent (the “Placement Agent”) for the Fund. The Fund may retain additional placement agents. Ultimus LeverPoint Private Fund Solutions, LLC is the administrator (the “Administrator”) of the Fund.

The Fund is hereby offering two classes: Class A and Class I. Class A may be subject to a maximum sales load of up to 3.50% at the time of investment. The gross Subscription shall include any sales load. The placement agent may, in its discretion, waive all or a portion of the sales load. Class I is offered without a sales load. The minimum initial subscription to the iDirect Fund by a prospective Member is $100,000 and the minimum subsequent subscription to the iDirect Fund is $50,000. Class I Shares launched on July 1, 2024 and Class A Shares launched December 1, 2024.

Limited liability company interest of the Fund are being offered and sold in a private placement to certain investors (the “Members”) prior to the effectiveness of the Fund’s registration statement on Form N-2 under the Securities Act (the “Securities Act Registration”), which the Adviser expects to occur in July 2025 (such date, the “Closed-End Fund Conversion Date”).

Prior to the Closed-End Fund Conversion Date, Units will be offered for sale on a continuous basis (subject to the Portfolio Funds’ capacity) as of the opening of business on the first calendar day of each calendar month, or on such other days as the Managing Member, in its sole discretion, may determine, subject at all times to the ability of the Fund to subscribe to the Portfolio Funds (each such date, a “Subscription Date”).

The Fund’s investment objective is to seek capital appreciation without excess risk across market cycles. The Fund invests substantially all of its investable assets in the private investment funds of a limited number of hedge fund managers (each such fund, an “Investee Fund” and collectively, the “Investee Funds”). The Investee Funds other than Point72 Capital, L.P., in turn invest substantially all of the net proceeds received from the sale of limited partnership interests, in Atlas Enhanced Master Fund, Ltd., Brevan Howard Alpha Strategies Master Fund Limited, Campbell Equity Alpha Master Fund LP, Millennium Partners, L.P., Verition Multi-Strategy Master Fund Ltd., Verition Canada Master Fund Ltd., WMA Systematic Equity Alpha Long/Short Master Fund LP, and WMQS Global Equity Active Extension Master Fund LP (collectively, the “Master Funds”).

Operating Segments—The Fund has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is comprised of the portfolio manager and Principal Financial Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

(2)	Significant Accounting Policies

Basis of Presentation—Under FASB’s Accounting Standards Codification (“ASC”) Topic 946, Financial Services  – Investment Companies, the Fund follows accounting and reporting guidance for investment companies. The Fund’s financial statements have been prepared in accordance with accounting principles generally accepted in the U.S. (“GAAP”). The preparation of financial statements requires the Fund’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of investment income and expenses during the reporting period. Actual results could differ from those estimates.

iDirect Multi-Strategy Fund, LLC

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2025

Investment Transactions and Related Investment Income and Expense—Investment transactions are accounted for on a trade-date basis. Interest income is recognized on an accrual basis. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over their respective lives using the effective interest method. Realized gains or losses from investment transactions are recorded on a specific identification basis. Changes in the fair value of the investments are accounted for as a net change in unrealized gain or loss on the statement of operations.

Cash—Cash consists of monies held at UMB Bank, N.A. Such cash may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund.

Short-Term Investments—Short-term investments represent investments in high quality money market instruments and money market mutual funds and are recorded at net asset value (“NAV”) per share, which approximates fair value. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Income Taxes—In accordance with ASC 740 Income Taxes, the Fund does not record a provision for U.S. federal, state, or local income taxes because the limited partners report their share of the Fund’s income or loss on their income tax returns. Generally, the Fund is subject to income tax examinations by major taxing authorities for the three-years prior to the year covered by these financial statements.

Effective February 1, 2025, the Fund is qualified, and intends to elect, to be treated as a regulated investment company (“RIC”) under the provisions of the Internal Revenue Code and to distribute substantially all of its taxable income and net realized (after reduction for capital loss carryforwards) gains to shareholders.

The Fund is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authorities. Based on its analysis, the Fund has determined that it has not incurred any liability for unrecognized tax benefits for the period from February 1, 2025 to March 31, 2025. The Fund does not expect that its assessment regarding unrecognized tax benefits will materially change over the next twelve months. However, the Fund’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions, compliance with U.S. federal, state and foreign tax laws, and changes in the administrative practices and precedents of the relevant taxing authorities.

(3)	Fair Value Measurements

The Fund utilizes various methods to measure the fair value of its investments. GAAP establishes a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC Topic 820, these inputs are summarized below:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market for similar instruments, and fair value is determined through the use of models or other valuation methodologies.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and based on the best information available.

iDirect Multi-Strategy Fund, LLC

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2025

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. The categorization of Level 2 or Level 3 is based on the significance of the unobservable inputs to the overall valuation. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement.

The Managing Member and the Investment Advisor establish valuation processes and procedures to ensure that the valuation techniques for investments are fair, consistent and verifiable. Valuation for the Investee Funds is reviewed by management to ensure that the reported net asset value (“NAV”) is a practical expedient of fair value.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following tables summarize the inputs used to value the Fund’s investments by fair value hierarchy as of March 31, 2025:

				Investments
				Valued
Assets:	Level 1	Level 2	Level 3	at NAV *	Total
Investment Funds	$—	$—	$—	$109,538,343	$109,538,343
Money market fund	5,109,130	—	—	—	5,109,130
Total	$5,109,130	$—	$—	$109,538,343	$114,647,473

*	Investments valued using NAV as the practical expedient, an indicator of fair value, are listed in a separate column to permit reconciliation to totals presented on the Statement of Assets and Liabilities.

Investments Valued at NAV - The Fund records its investment in the Investee Funds at fair value in accordance with FASB ASC 820, Fair Value Measurement, based on the Fund’s proportionate share of its interest in the net assets of the Investee Funds. FASB ASC 820 permits a reporting entity to measure the fair value of an investment interest that does not have a readily determinable fair value based on NAV per share, or its equivalent, of the investment interest as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value.

At the end of each accounting period of the Fund, net capital appreciation or depreciation of the Fund is allocated to the capital accounts of all members in proportion to each member’s capital account balance at the beginning of the accounting period (exclusive of any interest in special investment accounts) if any. Since the Fund invests substantially all of its assets in the Investee Funds, net capital appreciation or depreciation of the Fund is generally based upon net capital appreciation or depreciation, respectively, of the Investee Funds (as adjusted for any expenses, assets or liabilities incurred by the Fund and the management fee).

The value assigned to the Fund investment in the Investee Funds is based on available information and does not necessarily represent the amount that might ultimately be realized, as such amount depends on future circumstances and cannot reasonably be determined until the Investee Funds’ investments are actually liquidated. Further, the Fund’s investment in the Investee Funds is indirectly subjected to restrictions, if any, on the liquidity of the Investee Funds’ investments. The Fund’s investment in the Investee Funds amount of $109,538,343 as of March 31, 2025 and can be liquidated as per the liquidation terms of the Investee Funds.

iDirect Multi-Strategy Fund, LLC

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2025

A listing of the Investment held by the Fund and their attributes, as of March 31, 2025, are shown in the table below:

						Notice	Redemption
			Unfunded	Remaining	Redemption	Period (In	Restrictions
Investment	Investment Strategy	Fair Value	Commitments	Life	Frequency	Days)	Terms
Atlas Enhanced Fund, L.P.	Use a high amount of leverage to achieve capital appreciation by utilizing a variety of investment strategies within and outside United States markets	$12,617,393	N/A	N/A	Quarterly	65 Days	12.50% gate
Brevan Howard Alpha Strategies Fund (Delware No. 2) L.P	Generate absolute returns through the allocation of capital to a number of strategies across a broad range of asset classes	7,983,557	N/A	N/A	Monthly	90 Days	12.50% gate in 3 month rolling period
The Campbell Absolute Return Onshore Fund LLC	Operates as an investment pool and engages in speculative trading of futures, forwards and swaps	10,918,391	N/A	N/A	Monthly	30 Days	N/A
Millennium USA HedgeFocus Fund LP	Trading equities, fixed income products, options, futures and other financial instruments	24,757,856	N/A	N/A	Quarterly	105 Days	5.00% gate
Point72 Capital, L.P.	Achieving attractive return on risk- adjusted basis through purchase and sale of US and non-US securities and options to buy/sell securities, derivatives and commodities	24,338,788	N/A	N/A	Quarterly	45 Days	25.00% gate
Verition Multi- Strategy Fund LLC	Superior risk- adjusted returns through implementation of a diversified range of alternative investment strategies	16,409,383	N/A	N/A	Quarterly	45 Days	8.33% gate

iDirect Multi-Strategy Fund, LLC

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2025

						Notice	Redemption
			Unfunded	Remaining	Redemption	Period (In	Restrictions
Investment	Investment Strategy	Fair Value	Commitments	Life	Frequency	Days)	Terms
WMA Systematic Equity Alpha Long/Short Onshore Fund LP	Large cap, developed market equities, including publicly traded equities, equity swaps and equity options	10,947,887	N/A	N/A	Monthly	30 Days	N/A
WMQS Global Equity Active Extension Onshore Fund LP	Seek to outperform the MSCI World Net Daily Return Index (the “MSCI Index”) over a 3-5 year market cycle	1,565,088	N/A	N/A	Monthly	30 Days	N/A
		$109,538,343

(4)	Investment Transactions

The cost of purchases and proceeds from the sale of investments, other than short-term securities, for the period ended March 31, 2025 amounted to $105,925,000 and $0, respectively.

(5)	Management Fees, Related Party Fees and Expenses

Management Fees—The Investment Advisor will receive from the Fund a monthly management fee (the “Management Fee”), calculated and payable monthly in arrears at a rate (the “Management Fee Rate”) of the NAV of the Member’s capital account deducted from the capital account of each such Member. The Management Fee Rate with respect to Members will be 0.0666% per month (i.e. 0.80% per annum). The portion of management fee and performance fee with respect to its Investee Funds classes range between 0.90-2.85% per annum and 0-30% per annum, respectively and are not recorded directly by the Fund. Pursuant to the agreement, the Fund incurred $328,102 in Management Fees as shown in the Fund’s Statement of Operations.

Until the earlier of (i) one year from the first Subscription Date or (ii) the Closed-End Fund Conversion, the Management Fee will be waived by an amount equal to 0.0333 per month (i.e., 0.40% per annum) of the NAV of each Member’s Capital Account, thereby reducing the Management Fee to 0.0333% per month (i.e., 0.40% per annum). Pursuant to the agreement, the Fund waived $164,051 in Management Fees as shown in the Fund’s Statement of Operations.

Related Party Fees—A fee for investor services provided by iCapital Markets LLC (“iCapital Markets”) shall be assessed separately for each Class A Limited Partner (the Class A Limited Partner’s “Investor Servicing Fee”) equal to 0.0625% per month (i.e., 0.75% per annum) for each Class A Limited Partner. As of March 31, 2025 the Fund incurred $188,573 in investor service fees paid to iCapital Markets, which are included in the Statement of Operations. As of March 31, 2025, Investor servicing fees payable was $12,046.

Expenses—The Fund bears its own ordinary operating expenses including administrative expenses, custodial costs, legal expenses, accounting expenses, auditing and tax preparation expenses, insurance premiums, limited partner meeting costs, and other expenses related to the Fund (collectively, the “Ordinary Operating Expenses”); and extraordinary expenses including, but not limited to, taxes, if any, imposed on the Fund, the costs of litigation brought by or against the Fund, any expenses associated with the Fund’s indemnification obligations, and any expenses relating to enforcing or protecting the Fund’s rights with respect to portfolio investments and investment expenses.

To the extent that Capped Expenses (as defined below) payable in any fiscal year exceed 0.40% per annum of the month-end NAV of the Fund for such fiscal year (the “Expense Cap”) (“Excess Fund Expenses”), the Adviser

iDirect Multi-Strategy Fund, LLC

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2025

or its affiliates have voluntarily agreed to bear any such Excess Fund Expenses until one year from the Securities Act Registration. The Expense Cap will accrue and be applied on a monthly basis taking into account the prior month-end NAV of the Fund during such fiscal year. For any subscriptions that occur mid-year, the Expense Cap applicable to such subscription(s) shall be prorated based on the number of weeks/months remaining in such fiscal year. For the avoidance of doubt, the Expense Cap applied to the assets of the Fund shall be reduced pro rata to reflect repurchases by the Fund during a fiscal year. “Capped Expenses” means Fund expenses, as listed above, excluding (i) the Management Fee, Investor Servicing Fee and Portfolio Fund expenses (including contribution requirements for investments, expenses and management fees), (ii) other investment-related expenses of the iDirect Fund, (iii) taxes and (iv) litigation and other extraordinary expenses. For the period ended March 31, 2025, the Fund was reimbursed by the Adviser an amount of $546,183, presented as an Expense offset on the Statement of Operations.

Organizational and Offering Expenses—Organizational costs are expensed as incurred. Offering costs are accounted for as a deferred charge from the commencement of operations and are thereafter amortized to expense over twelve months on a straight-line basis. Organizational costs consist of the costs of forming the Fund; drafting of bylaws, administration, custody and transfer agency agreements; and legal services in connection with the initial meeting of the Board and the Fund’s seed audit costs. Offering costs consist of the costs of preparing, reviewing and filing with the SEC the Fund’s registration statement; the costs of preparing, reviewing and filing of any associated marketing or similar materials; the costs associated with the printing, mailing or other distribution of the Fund’s Prospectus, Statement of Additional Information and/or marketing materials; and the amounts of associated filing fees and legal fees associated with the offering. The aggregate amount of the organizational costs and offering costs recorded for the period ended March 31, 2025 are $63,445 and $388,741, respectively.

(6)	Risks, Uncertainties and Indemnifications

In the ordinary course of business, the Fund manages a variety of risks. The Fund identifies measures and monitors risks through various control mechanisms. Multiple market risk factors exist which could cause the Fund to lose some or all of its invested capital. Market and other risks factors are outlined below:

The Fund plans to invest primarily in the Investee Funds, which, other than Point72 Capital, L.P., invest in the Master Funds and is believed to possess the attributes necessary to produce significant investment returns. The Investee Funds’ risks are closely tied to those of the Master Funds. Multiple market risk factors exist which could cause the Fund to lose some or all of its invested capital. Market and other risks factors are outlined below:

General Economic and Other Risk Factors—The Fund’s investment in the Investee Funds can be significantly impacted by general economic and political conditions, global and domestic market and industry-specific economic conditions.

Political developments, cybersecurity attacks, natural disasters, public health crises and other events outside of the Fund’s control can also adversely impact the Fund and its Investee Funds in material respects. For example, if any of these events occurred it may have an impact on the Investee Funds’ fair value measurements, financing arrangements or their ability to achieve their investment objectives and the impact could be material.

Credit Risk and Concentration Risk—The Fund participates in multiple Investee Funds’ investments and, as a consequence, the aggregate return of the Fund may be materially and adversely affected by the unfavorable performance of the multiple Investee Funds.

The Fund may invest indirectly through the Investee Funds in securities that are either not rated or are rated in the lower rating categories by various credit rating agencies. Securities in the lower rated categories are subject to greater risk of loss of principal and interest than higher-rated securities, particularly in the case of deterioration in general economic conditions.

iDirect Multi-Strategy Fund, LLC

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2025

Investee Risk —The Fund does not have an active role in the day-to-day management of the Investee Funds in which it invests or the ability to approve the specific investment or management decisions made by the general partners of the Investee Funds. As a result, the returns of the Fund primarily depend on the performance of these asset managers and other management personnel and could be adversely affected by the unfavorable performance of the Investee Funds in which it invests.

The Fund has substantial investments, through its Investee Funds, in small companies which may have limited business histories, products and service lines, financial resources and management depth.

The Fund, through the investments in the Investee Funds, may invest in certain portfolio companies that are experiencing significant financial or business difficulties and with a substantial amount of debt or borrowing, which typically include restrictive covenants. Such investments are subject to greater risk of poor performance or loss.

Liquidity Risk—Due to the nature of its investment, the Fund is subject to withdrawal restrictions at the discretion of the general partners of the Investee Funds as described in the subscription agreement of the Investee Funds.

Indemnifications—In the normal course of its business, the Fund enters into contracts and agreements with certain service providers, such as clearing and custody agents, trustees and administrators, that contain a variety of representations and warranties and which provide general indemnifications and guarantees against specified potential losses in connection with their activities as an agent of, or providing services to, the Fund. The Fund’s maximum exposure under these agreements is unknown, as this may involve future claims that could be made against the Fund and have not yet occurred. The Fund expects the risk of any future obligation under these arrangements to be remote and has not recorded any contingent liability in the financial statements for these indemnifications.

(7)	Aggregate Unrealized Appreciation and Depreciation – Tax Basis

	Unrealized	Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Depreciation
$111,034,130	$3,613,343	$—	$3,613,343

(8)	Subsequent Events

Subsequent to March 31, 2025 and through May 30, 2025, the date the financial statements were issued, the Adviser evaluated subsequent events and concluded that there were no events requiring accrual or disclosure.

iDirect Multi-Strategy Fund, LLC

APPROVAL OF INVESTMENT ADVIORY AGREEMENT (Unaudited)

March 31, 2025

Approval of Investment Advisory Agreement

At a meeting held on December 2, 2024 (the “Meeting”), the Board of Managers (the “Board”) of iDirect Multi-Strategy Fund, LLC (the “Fund”), including each of the managers that are not “interested persons” of the Fund (the “Independent Managers”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the approval of the investment advisory agreement (the “Advisory Agreement”) between iCapital Fund Advisors LLC (“iCapital” or the “Adviser”) and the Fund.

In connection with the Board’s consideration of each of the Agreements, the Board received written materials in advance of the Meeting, which included information regarding: (a) a description of the Adviser’s investment management personnel; (b) an overview of the Adviser’s operations and financial condition; (c) a comparison of the Fund’s advisory fee and overall expenses with those of comparable closed end investment funds registered under the 1940 Act; (d) the level of profitability from the Adviser’s fund-related operations; (e) the compliance policies and procedures of the Adviser including policies and procedures for personal securities transactions; and (f) information regarding the performance of the Fund compared to other comparable closed end investment funds registered under the 1940 Act, relevant benchmark indices, and the historical performance of other 1940 Act registered funds managed by the Adviser.

Matters considered by the Board in connection with its approval of the Agreement included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by iCapital related to the Management Agreement with respect to the Fund including: the Management Agreement; a description of the manner in which investment decisions are to be made and executed; an overview of the personnel that will perform services for the Fund and their background and experience; a review of the financial condition of iCapital; information regarding risk management processes and liquidity management; the compliance policies and procedures of iCapital, including its business continuity and cybersecurity policies and a code of ethics that contained provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b); and iCapital’s compliance and regulatory history.

The Board reviewed the portfolio capabilities of iCapital and its ability to deliver performance consistent with what shareholders are accustomed to. The Board also considered the CCO’s statement that he had reviewed the compliance policies and procedures of iCapital and concluded that its compliance program is reasonably designed to prevent and detect violations of the Federal Securities Laws (as defined in Rule 38a-1 under the 1940 Act) and complies with Rule 38a-1 under the 1940 Act. Based on this review, the Board concluded that the range and quality of services provided by iCapital to the Fund under the Management Agreement were expected to be satisfactory.

iDirect Multi-Strategy Fund, LLC

APPROVAL OF INVESTMENT ADVIORY AGREEMENT (Unaudited)(Continued)

March 31, 2025

Performance. Mr. Burns stated that the Adviser currently does not manage any other investment vehicles with investment objectives and strategies comparable to those proposed for the Fund.

Advisory Fees. As to the costs of the services to be provided, the Board considered a comparison prepared by iCapital of the Fund’s proposed advisory fee to those of comparable interval and tender offer funds (the “Peer Funds”). The Board considered that iCapital was proposing an annualized advisory fee of 0.80% of the Fund’s average net assets, which was lower than the mean advisory fee charged to the Peer Funds. The Board concluded that the proposed contractual advisory fee was not unreasonable.

Profitability. The Board noted the Adviser’s estimated net profitability with respect to its proposed engagement with the Fund is reasonable and not excessive given the complexity of this Fund.

Economies of Scale. The Board determined that based on the Fund’s anticipated asset size and complexity, and expense limitation agreement with iCapital, economies of scale that would require breakpoints will not be realized in the near-term.

Conclusion. Mr. Gersten reported that the Board, having requested and received such information from iCapital as it believed reasonably necessary to evaluate the terms of the Management Agreement and having been advised by independent counsel that the Independent Managers had appropriately considered and weighed all relevant factors, determined that the approval of the Management Agreement is in the best interests of the Fund and its investors. In considering the Management Agreement, the Board did not identify any one factor as all important and each Manager may have considered different factors as more important.

iDirect Multi-Strategy Fund, LLC
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2025

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex**

Interested Trustee

Nick Veronis (59) One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Trustee and President	Indefinite Length – Since 2021	Co-Founder and Managing Partner of iCapital Network	1	None

The executive officers of the Fund, their ages, addresses, positions held, lengths of time served and their principal business occupations during the past five years are shown below.

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex**

Independent Trustees

Mark D. Gersten (74) c/o iDirect Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Trustee	Indefinite Length – Since Inception	Independent Consultant (since 2012)	1	Trustee of Schroder Global Series Trust (2012-2017), Northern Lights Fund Trust (since 2013), Northern Lights Variable Trust (since 2013), Two Roads Shared Trust (since 2012), Ramius Archview Credit and Distressed Fund (2015-2017)

Christopher Russell (60) c/o iDirect Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Trustee	Indefinite Length – Since 2024	Independent director (since 2024); Private Equity investment professional; Managing Director, Partners Group (2018-2024)	1	N/A

iDirect Multi-Strategy Fund, LLC
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
March 31, 2025

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex**

Anita K. Krug (55) c/o iDirect Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Trustee	Indefinite Length – Since Inception	Dean & Professor (since 2019) Chicago Kent Law School; Interim Vice Chancellor for Academic Affairs (2018-2019) University of Washington Bothell; Interim Dean (2017-2018), Professor (2016-2019), Associate Professor (2014-2016); and Assistant Professor (2010-2014), University of Washington School of Law	1	Trustee of Two Roads Shared Trust (since 2012) and Centerstone Investors Trust (2016-2021)

Name, Age and Address	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Officers

Daniel Ellenwood (56) c/o Northern Lights Compliance Services. LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022	Anti-Money Laundering Officer and Chief Compliance Officer	Indefinite Length – Since 2024 (Chief Compliance Officer and Anti-Money Laundering Officer)	Vice President, Senior Compliance Officer, Northern Lights Compliance Services, LLC (since 2024); Chief Compliance Officer North Square Investments, LLC (2021-2023); Vice President, Fund Compliance Oversight Manager, Nuveen Investments - TIAA (2013-2021).

Indira Mahadeo (53) c/o iDirect Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Treasurer, Principal Financial Officer and Principal Accounting Officer	Indefinite Length-Since 2024	Managing Director and Global Head of Fund Finance and Treasury (since 2024) Global Head of Strategic Transformation for MSIM Operations Platforms (2019-2024)

Stephen Jacobs (62) c/o iDirect Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Secretary	Indefinite Length – Since 2021	General Counsel, Institutional Capital Networks Inc (since 2019) and Chief Operating Partner and Co-Chair of the Corporate Department, Herrick Feinstein LLP (2016-2019)

iDirect Multi-Strategy Fund, LLC
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
March 31, 2025

Name, Age and Address	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Timothy Burdick (37) c/o iDirect Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Assistant Secretary	Indefinite Length – Since 2022	Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2022 – present); Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC (2019 – 2022); Senior Program Compliance Manager, CJ Affiliate (2016 – 2019).

PRIVACY NOTICE

What does iDirect Multi-Strategy Fund, LLC (the “Fund”) do with your personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●   Social Security number and wire transfer instructions

●   Account transactions and transaction history

●   Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?

For our everyday business purposes Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes To offer our products and services to you	No	We don’t share

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes Information about your transactions and records	No	We don’t share

For our affiliates’ everyday business purposes Information about your creditworthiness	No	We don’t share

For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-888-524-9441

What we do

How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your non-public personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

●   Open an account or deposit money

●   Direct us to buy securities or direct us to sell your securities

●   Seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●   Sharing for affiliates’ everyday business purposes–information about your creditworthiness

●   Affiliates from using your information to market to you

●   Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● The Fund does not share with our affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies ● The Fund does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

iDirect Multi-Strategy Fund, LLC
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2025

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-772-5838 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-877-772-5838.

INVESTMENT ADVISOR
iCapital Fund Adviser LLC.
60 East 42nd Street, 26th Floor
New York, NY 10165

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

iDirect-Multi-AR25

iDirect
MULTI-STRATEGY FUND

icapital.com

North America
New York City
Princeton
Greenwich
Boston
Boca Raton
Toronto
Stamford
Jacksonville
Salt Lake City

Europe
Zurich
London
Lisbon
Edinburgh

Asia
Hong Kong
Singapore
Tokyo

IMPORTANT INFORMATION

This presentation and the information contained herein (this "Presentation") is for informational and discussion purposes only and is not, and may not be relied on in any manner as, legal, tax or investment advice, any recommendation or opinion regarding the appropriateness or suitability of any investment or strategy, or as an offer to sell or a solicitation of an offer to buy an interest in iDirect Multi-Strategy Fund, LLC (the "Fund").

iCapital Fund Advisors LLC ("iCapital Fund Advisors"), a subsidiary of Institutional Capital Network, Inc. (d/b/a iCapital Network), serves as investment adviser to the Fund. This Presentation has been prepared by iCapital Fund Advisors (together with its affiliates, "iCapital").

No offering of the Fund is being made hereby. Any offer or solicitation of Fund interests shall be made only pursuant to the Fund's confidential private placement memorandum (the "iCapital Fund Offering Memorandum"), which will be furnished only to qualified prospective investors on a confidential basis. This Presentation is qualified in its entirety by reference to the iCapital Fund Offering Memorandum, which contains more detailed information about the Fund's investment objective, terms and conditions and also contains tax information and risks disclosure that are important to any investment decision regarding the Fund. No person has been authorized to make any statement concerning the Fund other than as set forth in the relevant confidential offering memorandum and any such statements, if made, may not be relied upon. The information contained herein is subject to change without notice, and iCapital has no duty to update any information herein.

This Presentation has been provided to you with the express understanding that information contained herein, or made available in connection with any further investigation, is strictly confidential and is intended for your exclusive use in connection with a potential investment in the Fund. Your receipt of this document is your acknowledgement and agreement that this document and the information contained herein will be maintained in strict confidence and will not be disclosed by you to any third party without the express written consent of the Fund. This Presentation is furnished on a confidential basis to the recipient (the "Recipient") and is not for redistribution or public use. This Presentation must be kept strictly confidential. By taking possession of this document, the Recipient agrees not to reproduce or redistribute this Presentation in any format without the approval of the Fund's managing member.

The Interests in the Fund have not been evaluated, approved or disapproved by the U.S. Securities and Exchange Commission (the "SEC") or by the securities regulatory authority of any state or of any other jurisdiction. Interests in the Fund have not been registered under the U.S. Securities Act of 1933, as amended, the securities laws of any other state or the securities laws of any other jurisdiction, nor is such registration contemplated. The Fund is not registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Consequently, investors in the Fund are not afforded the protections of the 1940 Act afforded to investors in registered investment companies (e.g., "mutual funds").

Private funds, such as the Fund, are speculative investments and are not suitable for all investors, nor do they represent a complete investment program. Private funds are available only to qualified investors who are comfortable with the substantial risks associated with investing in private funds. An investment in a private fund includes the risks inherent in an investment in securities. There can be no assurance that an investment strategy will be successful. An investment in the Fund carries the risk of loss up to and including the total value of investment. Please refer to the iCapital Fund Offering Memorandum, including the risk factors contained therein, for a more detailed description of the risks associated with an investment in the Fund.

In considering any performance data contained in this Presentation, you should bear in mind that past, hypothetical or targeted performance is not indicative of future results, and there can be no assurance that the Fund will achieve comparable results or avoid losses. Prospective investors should also bear in mind that past, hypothetical or targeted portfolio characteristics.

© 2025 Institutional Capital Network, Inc. All Rights Reserved.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a Registrant files with, or submits to, the Commission and in other public communications made by the Registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers:During the period covered by the report, the Registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

a) The Registrant’s board of trustees has determined that Mark Gersten is a financial expert, as defined in Item 3 of Form N-CSR.  Mark Gersten is independent for the purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2025- $90,000

(b)	Audit-Related Fees

There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)       Tax Fees

2025- $70,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

There were no fees billed in each of the last two fiscal years for products and services provided by the Registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)	(1) Audit Committee’s Pre-Approval Policies

The Registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant. The Registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	During the audit of Registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

2025 - $70,200

(h)	The Registrant's audit committee has considered whether the provision of non-audit services to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i) (j)	Not applicable. Not applicable.

Item 5. Audit Committee of Listed Registrants. Not Applicable.

Item 6. Investments. Incorporated by reference.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)       Not Applicable

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not Applicable

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

(a)       Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities.  On occasion, however, the Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders (“proxies”).  The Fund has delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser’s proxy voting guidelines and procedures.  In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

(b)       The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors.  The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors.  On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund.  In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision.  If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Trustees indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

(c)       The Fund intends to hold its interests in the Investment Funds in non-voting form.  Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

As of March 31, 2025, the personnel of the Advisers who have primary responsibility for management of the Fund are Nicholas Veronis and Jospeh Burns.

Nicholas Veronis

Nicholas is a Co-Founder and one of the Managing Partners of iCapital Network, Inc., where he is Head of Portfolio Management. He spent 11 years at Veronis Suhler Stevenson (VSS), a middle market private equity firm where he was a Managing Director responsible for originating and structuring investment opportunities. At VSS, he specialized in the business information services sector and helped spearhead the firm’s investment strategy in the financial software and data sector, including its investment in Ipreo. Nicholas was previously an operating advisor to Atlas Advisors, an independent investment bank based in New York. He began his career as a financial journalist for The Boston Business Journal, was a reporter for The Star-Ledger, and a Senior Associate in the New Media Division of Newhouse Newspapers. He holds a BA in economics from Trinity College and FINRA Series 7, 79, and 63 licenses.

Joseph Burns

Joe is a Managing Director and Head of Hedge Fund Research focused on the identification, selection and due diligence of hedge funds. Before joining iCapital in 2017, he was Chief Operating Officer at TCS Capital Management, a global equity hedge fund where he focused on portfolio construction, risk management, and business development. Previously, Mr. Burns was Co-CIO at Pulse Capital Partners, a seeding and accelerating asset management firm offering custom portfolio solutions for institutional clients. He also worked at Ivy Asset Management, a subsidiary company of Bank of New York Mellon Corp., where he served as portfolio manager and head of global research in New York and London. Prior to Ivy, Mr. Burns was a portfolio analyst at Soros Fund Management, where he evaluated external fund managers and managed a European family office portfolio of alternative assets including venture capital, private equity, and hedge funds. He holds a BA in Political Science from Manhattanville College and an MBA from Fordham University.

(a)(2) The following table shows information regarding accounts (other than the Fund) managed by each named portfolio manager as of March 31, 2025:

				Total Assets in
			Number of	Accounts Subject
			Accounts Subject	to a Performance-
		Total Assets in	to a Performance-	Based Advisory
	Number of	Accounts	Based Advisory	Fee
Nick Veronis	Accounts	($ million)	Fee	($ million)
Registered Investment Companies	2	1,090	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0
Joseph Burns	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to a Performance- Based Advisory Fee	Total Assets in Accounts Subject to a Performance- Based Advisory Fee ($ million)
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

(a)(3) As of March, 31 2025, the compensation of each portfolio manager is typically comprised of (i) a fixed annual salary, (ii) a discretionary bonus determined by reference to personal performance, as well as the performance of iCapital, Inc., and iCapital Registered Fund Adviser LLC, (iii) a 401K matching plan, and (iv) one or more option grants pursuant to the iCapital option plan, as amended, which typically vest over a four year period, Such amounts are payable by iCapital, Inc. (or a subsidiary of iCapital, Inc.) and not by the Adviser or Fund. iCapital implements annually, a formalized performance evaluation for all employees that includes goal setting, 360 feedback, mid-year evaluations and final year-end assessments carried out by management.

(a)(4)

As of March, 31 2025, Nick Veronis had $1,000,001-$1,500,000 in beneficial ownership of the Fund.

As of March, 31 2025, Joseph Burns had no beneficial ownership of the Fund.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)       Not applicable

(b)       Not applicable

Item 19. Exhibits.

(a)(1) Code of Ethics filed herewith

(a)(2) Not applicable

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4) Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) iDirect Multi-Strategy Fund LLC

By (Signature and Title)

/s/ Nicholas Veronis

Nicholas Veronis, President/Principal Executive Officer

Date 6/06/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Nicholas Veronis

Nicholas Veronis, President/Principal Executive Officer

Date 06/06/2025

By (Signature and Title)

/s/ Indira Mahadeo

Indira Mahadeo, Treasurer/Principal Financial Officer

Date 06/06/2025